                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                        Clean Diesel Technologies, Inc.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


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    2) Aggregate number of securities to which transaction applies:


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    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


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    4) Proposed maximum aggregate value of transaction:


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    5) Total fee paid:


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/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
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    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                        CLEAN DIESEL TECHNOLOGIES, INC.
                        300 Atlantic Street, Suite 702
                              Stamford, CT 06901
                            ---------------------
                   Notice of Annual Meeting of Stockholders
                           To be held June 11, 1997
                            ---------------------

To the Stockholders of Clean Diesel Technologies, Inc.:

     The Annual Meeting (the "Meeting") of Stockholders of Clean Diesel Technologies, Inc., a Delaware corporation (the "Company"), will be held Wednesday, June 11, 1997, at the Stamford Sheraton Hotel, First Stamford Place, Stamford, Connecticut 06901, at 10:00 a.m. local time to consider and act upon the following matters, each of which is explained more fully in the following Proxy Statement. A proxy card for your use in voting on these matters is also enclosed.

   1.  To elect six (6) directors;

   2. To ratify the appointment of Ernst & Young LLP as independent auditors for the year 1997;

   3. To approve an amendment to the 1994 Incentive Plan of the Company (the "Plan") to increase the percentage of outstanding shares of the Company used to determine the maximum number of shares available for the granting of awards to participants under the Plan from 121/2% to 171/2%; and

   4. To transact any other business that may properly come before the meeting or any adjournment thereof.

     Only common stockholders of record at the close of business on April 14, 1997 are entitled to notice of and to vote at the Meeting. The presence in person or by proxy of stockholders entitled to cast a majority of the total number of votes which may be cast shall constitute a quorum for the transaction of business at the Meeting.

     Whether or not you plan to attend the Meeting in person, it is requested that you promptly fill out, date, sign and return the enclosed proxy card.

     The Company's Annual Report for 1996 is enclosed with this Notice of Meeting and Proxy Statement.

                                        By Order of the Board of Directors



                                               Charles W. Grinnell
                                                    Secretary





Stamford, Connecticut
April 21, 1997

IF YOU ARE UNABLE TO ATTEND THE ANNUAL MEETING, PLEASE SIGN THE ACCOMPANYING FORM OF PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE.

                        CLEAN DIESEL TECHNOLOGIES, INC.

                            ---------------------
                                Proxy Statement
                            ---------------------

     The enclosed proxy is solicited by the Board of Directors (the "Board") of Clean Diesel Technologies, Inc., a Delaware corporation (the "Company"), in connection with the Annual Meeting of Stockholders of the Company (the "Meeting") to be held at the Stamford Sheraton Hotel, First Stamford Place, Stamford, Connecticut 06901, on Wednesday, June 11, 1997, at 10:00 a.m. local time and at any adjournments thereof.

     The record date with respect to this solicitation is April 14, 1997. All holders of Company common stock as of the close of business on that date are entitled to vote at the meeting. As of that date the Company had 2,516,666 shares of common stock outstanding. Each share is entitled to one vote. A proxy may be revoked by the stockholder at any time prior to its being voted. If a proxy is properly signed and not revoked by the stockholder, the shares it represents will be voted at the meeting in accordance with the instructions of the stockholder. Abstentions and broker non-votes are counted as present in determining whether a quorum is present, but are not counted in the calculation of the vote. If the proxy is signed and returned without specifying choices, the shares will be voted in accordance with the recommendations of the Board. Members of the Board and Executive Officers of the Company may solicit stockholders' proxies by mail, telephone or facsimile. The Company shall bear the cost of proxy solicitation.

     The Company's Annual Report to Stockholders, containing financial statements reflecting the financial position and results of operations of the Company for 1996, and this Proxy Statement were distributed together commencing in the week of April 21, 1997.

                             ELECTION OF DIRECTORS

     The Board proposes the election of six directors. The term of office of each director is until the 1998 Annual Meeting or until a successor shall have been duly elected. Ralph E. Bailey, John A. de Havilland, Kent D.S. Durr, Jeremy
D. Peter-Hoblyn, Charles W. Grinnell and James M. Valentine, who are each incumbent directors, are the nominees for election as directors of the Company. Each of the nominees has consented to act as a director, if elected. Should one or more of these nominees become unavailable to accept nomination or election as a director, votes will be cast for a substitute nominee, if any, designated by the Board. If no substitute nominee is designated prior to the election, the individuals named as proxies on the enclosed proxy card will exercise their judgment in voting the shares that they represent, unless the Board reduces the number of directors.

     The affirmative vote of a plurality of the shares voting is required for the election of directors. The Company recommends a vote FOR each of the nominees.

     The following table sets forth certain information with respect to each person nominated and recommended to be elected to the Board of Directors of the Company.

Name                              Age      Director Since
------------------------------   ------   ----------------
Ralph E. Bailey   ............    73           1996
John A. de Havilland    ......    59           1994
Kent D.S. Durr ...............    56           1995
Charles W. Grinnell  .........    60           1994
Jeremy D. Peter-Hoblyn  ......    57           1994
James M. Valentine   .........    43           1994

 Directors and Executive Officers of the Company

     Ralph E. Bailey has been Chairman of the Board and a director of the Company since July 1996. He has been a director and Chairman of American Bailey Corporation, a privately owned investment company, since 1983. Mr. Bailey is the former Chairman and Chief Executive Officer of Conoco, Inc. and a former Vice Chairman of E.I. du Pont de Nemours & Co. Mr. Bailey is also a director of General Signal Corporation and Rowan Companies, Inc.

     Eric N. Balles, 38, has been Vice President -- Technology of the Company since September 1996. Mr. Balles had previously been with Arthur D. Little since 1987 where he was Senior Consultant on combustion technology and emission controls.

     John A. de Havilland has been a director of the Company since its inception and is Deputy Chairman of the Board of Fuel Tech N.V. ("Fuel Tech") and has been a Director of that company since 1984. Mr. de Havilland was a Director of J. Henry Schroder Wagg & Co. Ltd. from 1971 until his retirement in 1990.

     Kent D.S. Durr has been a director since February 1995 and acted as Chairman from February 1995 until July 1996. Mr. Durr has been a director and Chairman of the Board of Fuel Tech since June 1995 and Chief Executive Officer of Fuel Tech since February 1996. Mr. Durr served as High Commissioner to the Court of St. James, United Kingdom, from June 1994 until January 1995 and was the Ambassador from the Republic of South Africa to the United Kingdom from April 1991 until May 1994.

     Charles W. Grinnell has been Vice President, General Counsel and Corporate Secretary of the Company since its inception and has held the same positions with Fuel Tech since 1987. Mr. Grinnell has been a partner in the Stamford, Connecticut law firm of Huth, Grinnell & Flaherty, LLC since 1992.

     Jeremy D. Peter-Hoblyn has been the President and Chief Executive Officer of the Company since its inception. He also has been a Director of Fuel Tech since 1984 and Chief Executive Officer of that company from 1993 to February 1996.

     Scott M. Schecter, 40, has served as Vice President, Chief Financial Officer and Treasurer of the Company and of Fuel Tech since January 1994. From June 1990 through January 1994, Mr. Schecter was Senior Vice President and Chief Financial Officer of American Vision Centers, Inc. From May 1986 through June 1990 Mr. Schecter served as a corporate development officer of W.R. Grace and Company.

     James M. Valentine has been Executive Vice President and Chief Operating Officer of the Company since its inception. From the period 1990-1993, Mr. Valentine was the head of his own energy and environmental consulting firm. Mr. Valentine was elected a Director and Executive Vice President of Fuel Tech in 1993.

     There are no committees of the Board of Directors. During the year ended December 31, 1996 there were seven meetings of the Board of Directors of the Company. Each director of the Company attended at least 75% of such meetings during the period of his directorship. There are no family relationships between any of the directors or executive officers.

     Under the Certificate of Incorporation of the Company indemnification is afforded the Company's directors and executive officers to the fullest extent permitted by the provisions of the General Corporation Law of the State of Delaware. Such indemnification also includes payment of any costs which an indemnitee incurs because of claims against the indemnitee. The Company is, however, not obligated to provide indemnity and costs where it is adjudicated that the indemnitee did not act in good faith in the reasonable belief that the indemnitee's actions were in the best interest of the Company, or, in the case of a settlement of a claim such determination is made by the Board of Directors of the Company.

     The Company carries insurance providing indemnification, under certain circumstances, to all of its directors and officers for claims against them by reason of, among other things, any act or failure to act in their capacities as directors or officers. The annual premium for this policy is $99,200. No sums have been paid for such indemnification to any past or present director or officer by the Company or under any insurance policy.

                    RATIFICATION OF APPOINTMENT OF AUDITORS

     The Board of Directors has appointed the firm of Ernst & Young LLP, Certified Public Accountants ("Ernst & Young"), to be the Company's auditors for the year 1997 and submits that appointment to stockholders for approval. Ernst & Young served in that capacity for the year 1996 and is knowledgable about the Company's operations and accounting practices and is well-qualified to act in the capacity of independent accountants. A representative of Ernst & Young will be present at the Meeting and will have an opportunity to make a statement and be available to respond to appropriate questions.

     The appointment of auditors is approved annually by the Board and subsequently submitted to the stockholders for ratification. In making the appointment, the Board reviews Ernst & Young's performance in prior years along with its reputation for integrity and overall competence in accounting and auditing. The scope, timing, and fees applicable to the audit of the Company's consolidated financial statements, as well as non-audit services, are also reviewed and approved annually by the Board.

     If the proposal is not approved, it is contemplated that the appointment for 1997 will be permitted to stand, unless the Board finds other compelling reasons for making a change. In view of the difficulty and expense involved in changing independent accountants on short notice, disapproval of the proposal will be considered as advice to the Board to select other independent accountants for the following year.

     The affirmative vote of a majority of the shares voting is required for the approval of this proposal. The Company recommends a vote FOR the proposal.

               APPROVAL OF AMENDMENT TO THE 1994 INCENTIVE PLAN

The Plan

     In 1994 the Board of Directors adopted and Fuel Tech, the then sole stockholder of the Company, approved the Company's 1994 Incentive Plan (the "Plan"). The Plan is intended to provide a flexible structure within which the Company may utilize various compensation devices to recruit and retain the services of such key persons as may be required to manage and carry out the Company's business.

     Awards under the Plan may be granted in the form of non-qualified stock options, stock appreciation rights, restricted stock, performance awards, bonuses or any other form of share-based or non-share-based award or any combination of these awards. To date only non-qualified options have been granted under the Plan, a copy of which, as amemded through August 8, 1996, is attached as Exhibit A to this Proxy Statement.

Administration; Participation

     Under the Plan, the Board of Directors or a Committee thereof appointed by the Board ("the Administrator") may grant incentive awards to employees, officers, directors, and consultants of the Company. The Plan is currently being administered by the Board. The directors, therefore, participate in decisions regarding their own awards. At the date of this Proxy Statement eighteen persons are eligible to participate in the Plan.

Available Shares; Limitations

     The administrator of the Plan is authorized to grant awards in its discretion, provided that shares that are the subject of awards shall not in the aggregate exceed 121/2% of the Company's shares from time to time issued and outstanding, currently 2,516,666 shares. Shares subject to awards may appropriately be adjusted as the result of stock splits, recapitalizations and the like.

     Including 85,000 shares granted under awards subject to stockholder approval of this proposed amendment of the Plan, all available shares have been granted as awards and no shares are reserved for awards to be granted to participants under the Plan.

     No award may be outstanding for more than ten years. Share-based awards at the time of grant shall have an exercise price of or be valued at not less than 100% of the fair market value of the shares on the date of the award, as determined by the Administrator. Awards under the Plan are, unless waived by the Administrator, subject to certain restrictions on transferability. Awards are also forfeitable in certain circumstances and are exercisable at such time or times and during such period as shall be set forth in the agreement evidencing the award.

Tax Matters

     The following summary describes the U.S. Federal income tax consequences of the Plan.

     Stock Options. No income will be recognized by the holder and the Company will not be entitled to a deduction at the time of grant of a non-qualified stock option. On exercise of a non-qualified stock option the amount by which the fair market value of the stock on the date of exercise exceeds the option price will be taxable to the holder as ordinary income and, subject to satisfying applicable withholding requirements, and any Internal Revenue Code Section 162(m) deduction limitation for compensation in excess of $1 million per person, deductible by the Company. The subsequent disposition of shares acquired upon exercise of a non-qualified stock option will ordinarily result in a capital gain or loss.

     Stock Appreciation Rights. The amount of any cash or the fair market value of any stock received upon the exercise of a stock appreciation right under the Plan will be includible in the employee's ordinary income and, subject to satisfying applicable withholding requirements and any Section 162(m) deduction limitation, deductible by the Company.

     Other Awards. Under Internal Revenue Code Section 83(b), an employee may elect to include in ordinary income, as compensation at the time restricted stock is first issued, the excess of the fair market value of such shares at the time of issuance over the amount paid, if any, by the employee for such shares. Unless a Section 83(b) election is made, no taxable income will generally be recognized by the recipient of a restricted stock award until such shares are no longer subject to the restrictions or the risk of forfeiture. When either the restrictions or the risk of forfeiture lapses, the employee will recognize ordinary income and, subject to satisfying applicable withholding requirements and any Section 162(m) deduction limitation, the Company will be entitled to a deduction in the amount equal to the excess of the fair market value of the stock on the date of lapse over the amount paid, if any, by the employee for such shares. Absent a Section 83(b) election any cash dividends or other distributions paid with respect to the restricted stock prior to the lapse of the restrictions or risk of forfeiture will be included in the employee's ordinary income as compensation at the time of receipt.

     Performance Shares or Units. Generally, an employee will not recognize any taxable income and the Company will not be entitled to a deduction upon the award of performance shares or units. When the employee receives a distribution in respect of the performance shares or units, the fair market value of stock or cash received in payment for such awards generally is taxable to the employee as ordinary income and, subject to any Section 162(m) limitation, deductible by the Company.

Proposed Amendment of the Plan

     The Company is an entreprenurial company in the development stage with limited revenues and products in the process of commercialization. Having to date made significant progress in securing supply agreements, identifying joint venture possibilities, establishing patents, and recruiting an executive team with technology, materials and marketing skills, the Company now requires tools that will motivate, provide incentives to and retain its executives and key employees. To successfully attract and retain superior talent with such skills while minimizing expense, the Company wishes to continue its policy of utilizing significant non-qualified stock options and other equity-based awards, where needed, to keep salary and cash bonuses to a minimum.

     The Plan, however, has now available to it no shares for the grant of awards under its current limitation of 121/2% of the shares from time to time issued and outstanding as approved at the 1996 Annual Meeting. The Company is advised that such limitation is conservative compared with peer companies. Competitive practices indicate that stock ownership and shares reserved for future awards range from 10% to 30% of total shares outstanding for key managers and senior scientists. The most common measures of central tendency for shares reserved for stock option awards are in the range of 15% to 20% of shares outstanding and, typically, the top highest paid executives are granted half the total shares reserved, i.e. 7.5% to 10%. See the tables below under the captions "Principal Stockholders and Stock Ownership of Management," "Option Grants in the Last Fiscal Year," and "Aggregated Option Exercises in the Last Fiscal Year and FY-End Option Values."

     A resolution will be presented at the Meeting for the amendment of the Plan to increase the limitation in the Plan from 121/2% to 171/2% of shares of the Company from time to time issued and outstanding. Based on the current outstanding 2,516,666 shares of the Company, this amendment, if approved, will, until there shall be further outstanding shares, establish 440,416 shares as the new limit of shares available for awards under the Plan, including awards previously granted but unexercised. Accordingly, less the outstanding, unexercised awards of 380,284 (including 85,000 shares granted under awards subject to stockholder approval of this proposed amendment of the Plan), the amendment will make available 60,132 shares for future awards. Since awards are in the discretion of the Administrator, the benefits in the future to participants are not determinable.

     The affirmative vote of a majority of the shares voting is required for the approval of this proposal. The Company recommends a vote FOR this proposal.

           PRINCIPAL STOCKHOLDERS AND STOCK OWNERSHIP OF MANAGEMENT

     The following table sets forth information regarding the beneficial ownership of Common Stock as of March 17, 1997 by (i) each person known to the Company to own beneficially more than five percent of the outstanding Common Stock; (ii) each director of the Company; (iii) executive officers of the Company who earned total compensation in excess of $100,000 during fiscal year 1996 (the "Named Executive Officers"); and (iv) all directors and executive officers as a group.

Name and Address of Beneficial Owner (1)                              No. of Shares     Percentage
------------------------------------------------------------------   ----------------   ------------
Fuel-Tech N.V. ...................................................       689,147            27.4
Ralph E. Bailey (2)  .............................................        15,000               *
John A. de Havilland(2)    .......................................         7,500               *
Kent D.S. Durr(2)    .............................................        32,500             1.3
Charles W. Grinnell (2) ..........................................        17,758               *
Jeremy D. Peter-Hoblyn(2)  .......................................        82,753             3.3
James M. Valentine(2)   ..........................................        69,272             2.8
All directors and officers as a group (eight persons)(2):   ......       257,413            10.2

------------
* Less than one percent (1.0%)

(1) The address of Fuel-Tech N.V. is Castorweg 22-24, Curacao, Netherlands Antilles and the address of each other beneficial owner is c/o Clean Diesel Technologies, Inc., Suite 702, 300 Atlantic Street, Stamford, Connecticut 06901.

(2) Includes shares subject to options exercisable presently and within 60 days for Mr. de Havilland, 7,500 shares; Mr. Durr, 32,500 shares; Mr. Grinnell, 9,916 shares; Mr. Peter-Hoblyn, 53,867 shares; Mr. Valentine, 63,333 shares; and for all directors and officers as a group, 198,616 shares.

                            EXECUTIVE COMPENSATION

     The table below sets forth information concerning compensation for services in all capacities awarded to, earned by or paid to Mr. Jeremy D. Peter-Hoblyn, the Company's President and Chief Executive Officer, and Mr. James M. Valentine, the Company's Executive Vice President and Chief Operating Officer, during the fiscal years ending December 31, 1996, 1995 and 1994, who were the Named Executive Officers earning total compensation in excess of $100,000 during fiscal year 1996. Prior to August 1, 1996 for Mr. Valentine and December 1, 1996 for Mr. Peter-Hoblyn, the amounts of annual compensation shown below were paid by Fuel Tech and allocated to the Company and reimbursed by the Company to Fuel Tech.

Summary Compensation Table

                                                   Annual            Long-Term
                                          ------------------------   ------------
                                                                      Shares
                                                                     Underlying
                                                                      Options
                                                                      Granted
Name and Principal Position      Year     Salary        Other(1)        (#)
-----------------------------   -------   ----------   -----------   ------------
Jeremy Peter-Hoblyn    ......    1996       229,667     64,996                --
President and Chief              1995       162,500     35,500            17,200
Executive Officer                1994       118,750     30,725            50,000
James M. Valentine  .........    1996       209,833     26,727                --
Executive Vice President         1995       165,000     24,923            10,000
and Chief Operating Officer      1994       150,000     15,654            50,000

------------
(1) The amounts designated "Other" in 1996, 1995 and 1994 include, respectively, for Mr. Peter-Hoblyn, pension contributions to a purchased annuity of $45,833, $32,500 and $25,000; and for Mr. Valentine, 401(k) plan contributions of $8,793, $7,313 and $6,525 and medical insurance premiums of $11,671, $9,441 and $3,600.

Directors' Compensation

     The Company provides an annual retainer of $15,000 and a meeting fee of $2,000 per Board meeting and $1,000 per diem for services not involving board meetings plus associated expenses for directors who are not employees of the Company, except Mr. Bailey who is paid an annual retainer of $15,000 and is reimbursed for his expenses of attending meetings and for his office expenses as Chairman of the Company. Where a non-employee director is employed or otherwise compensated by an affiliated Company, such as Fuel Tech, the retainer and meeting fees are paid to the affiliated company, unless waived. Fuel Tech was paid those retainers and fees for 1996. Directors who are employees of the Company receive no compensation for their service as directors.

Compensation Committee Interlocks and Insider Participation

     The Board of Directors of the Company does not have a Compensation Committee. Accordingly the directors and executive officers of the Company participated in deliberations and decisions concerning their compensation.

                     OPTION GRANTS IN THE LAST FISCAL YEAR

     There were no grants of stock options or stock appreciation rights in the last fiscal year to the Named Executives.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                           AND FY-END OPTION VALUES

                                                             Number of        Number of
                                                            Securities       Securities         Value of         Value of
                                                            Underlying       Underlying       Unexercised      Unexercised
                                                            Unexercised      Unexercised      in-the-Money     in-the-Money
                                   Shares                   Options at       Options at        Options at       Options at
                                  Acquired                  Fiscal Year        Fiscal            Fiscal           Fiscal
                                     on         Value          End/           Year-End/        Year-End/        Year-End/
Name                              Exercise     Realized     Exercisable     Unexercisable     Exercisable      Unexercisable
-------------------------------  -----------  -----------  --------------  ----------------  ---------------  ---------------
Jeremy D. Peter-Hoblyn   ......      0            0           58,866            8,334           $45,624          $18,126
James M. Valentine    .........      0            0           51,666            8,334           $45,624          $18,126

                     OPTIONS GRANTED TO DATE UNDER THE PLAN

     The following table sets forth information concerning stock options granted from the inception of the Plan to date to those persons who are now (i) the Named Executive Officers, (ii) all executive officers as a group, (iii) each nominee for director, (iv) all non-executive employees as a group and (v) all employees, including executive officers, as a group. On April 14, 1997 the closing price of the Company's Common Stock was $315/16 per share. All stock options become exercisable upon a change of control as defined in the Plan.

                                                Number of        Exercise           Expiration
                                                 Shares           Prices          Dates/Vesting
                                                ------------   ---------------   ------------------
Ralph E. Bailey   ...........................        25,000        $4.50             2006(1)
                                                      5,000       $4.625             2007(3)
John A. de Havilland    .....................         7,500        $6.82             2005(2)
                                                      5,000       $4.625             2007(3)
Kent D.S. Durr    ...........................        25,000        $2.50             2002(2)
                                                      7,500        $6.82             2005(2)
                                                      5,000       $4.625             2007(3)
Charles W. Grinnell  ........................         6,250        $2.50             2002(1)
                                                      5,750        $6.82             2005(2)
                                                     10,000       $4.625             2007(3)
Jeremy D. Peter-Hoblyn  .....................        25,000        $0.20             2001(4)
                                                     25,000        $2.00             2001(2)
                                                     17,200        $6.82             2005(2)
                                                     10,000       $4.625             2007(5)
                                                     25,000       $4.625             2007(3)
James M. Valentine   ........................        25,000        $0.20             2001(2)
                                                     25,000        $2.00             2001(2)
                                                     10,000        $6.82             2005(2)
                                                     10,000       $4.625             2007(5)
                                                     25,000       $4.625             2007(3)
Executive officers as a group (five in num-
 ber)    ....................................       285,700     $0.20 -$6.82      2001-2007(1)-(5)
All employees, including executive officers,
 as a group (eight in number)    ............       308,200     $0.20 -$6.82      2001-2007(1)-(5)
Non-executive employees as a group (three
 in number)    ..............................        22,500     $4.50 -$6.50      2002-2007 (1)(5)

------------
(1) These options become first exercisable in three equal installments on the first through the third anniversaries of grant.

(2) These options are now vested and exercisable.

(3) These options become first exercisable in three equal installments on the grant and on the first and second anniversaries of grant, subject, however to the approval by stockholders of the proposed amendment of the 1994 Plan to increase the shares available for grant.

(4) 16,666 of these options were exercised in 1997 and the remaining 8,334 shares are now exercisable.

(5) These options become first exercisable in three equal installments on the grant and on the first and second anniversaries of grant.

          REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

Compensation Policies

     Compensation for executives is based on the principles that compensation must (a) be competitive with other businesses to attract, motivate and retain the talent needed to lead and grow the Company's business, (b) be linked to the Company's position as a development stage company requiring strong entrepreneurial skills to achieve its long and short-term goals and (c) encourage executive officers to build their holdings of the Company's stock to align their goals with those of the stockholders.

Compensation of Executive Officers -- 1996

     While the key components of the Company's executive compensation program are based on base salary and non-qualified stock options under the 1994 Plan, there were not in 1996 sufficient options available to employ options as a major component of the compensation program in that year. Certain options were, however, granted principally for recruiting purposes. The cash-based portion of compensation is fixed by the Board in its discretion based upon historical levels, performance, ranking within the officer group, and amounts being paid by comparable companies. Stock options, when employed where sufficient shares are available, are designed to provide additional incentives to executive officers to maximize stockholder value. Through the use of vesting periods the option program encourages executives to remain in the employ of the Company. In addition, because the exercise prices of such options are set at fair market value of the stock on the date of grant of the option, executives can only benefit from such options, if the trading price of the Company's shares increases, thus aligning their financial interests with those of the stockholders. More use of options as a compensation tool is anticipated, if the proposal to amend the 1994 Plan is approved by stockholders.

Compensation of Chief Executive Officer -- 1996

     In 1996 the amount of Mr. Peter-Hoblyn's base salary charged to the Company increased to $229,667 from $162,500 due to increased time devoted by Mr. Peter-Hoblyn to the affairs of the Company rather than Fuel Tech. Mr. Peter-Hoblyn did not receive an increase in base salary in 1996. Mr. Peter-Hoblyn's base salary was fixed in the overall business judgement of the Board as to the proper competitive level of salary paid by comparable companies. Mr. Peter-Hoblyn was awarded no stock options in 1996 due to the limited number of shares available for grant.

   This report has been provided by the following members of the Board of
        Directors of the Company:
        Ralph E. Bailey                   Charles W. Grinnell
        John A. de Havilland              Jeremy D. Peter-Hoblyn
        Kent D.S. Durr                    James M. Valentine

     This compensation report and the following performance graph shall not be deemed incorporated by reference in any filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates such report.

                               PERFORMANCE GRAPH

     The following line graph compares (i) the Company's cumulative total return to stockholders per share of common stock from January 1, 1996 through the end of 1996 to that of (ii) the Russell 2000 index, (iii) an index developed by the Company of a peer group of environmental companies including Catalytica, Inc, Energy Biosystems Corporation and Molten Metal Technology, Inc. and (iv) the Standard & Poor's Pollution Control Index. The Company's shares first commenced trading on December 26, 1995. Information for the few trading days in 1995 is not reflected in the graph as it is not material.



     160|------------------------------------------------------------------|
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     120|------------------------------------------------------------------|
        |                                                #                 |
  D     |                                                @                 |
  O  100|-------------*&#@-------------------------------------------------|
  L     |                                                                  |
  L     |                                                                  |
  A   80|------------------------------------------------------------------|
  R     |                                                                  |
  S     |                                                                  |
      60|------------------------------------------------------------------|
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        |                                                                  |
       0|----|----------|---------|-----------|-----------|-----------|----|
                      1995                               1996


*=CDT   &=Environmental Index    #=Russel 2000      @=S&P Pollution Control

            --------------------------------------------------------
            --------------------------------------------------------
                         CDT    Environmental    Russell   S&P
                                Index            2000      Pollution
                                                           Control
            --------------------------------------------------------
            31-Dec-95   $100.00   $100.00         $100.00    $100.00
            --------------------------------------------------------
            31-Dec-96   $ 33.93   $ 47.30         $114.76    $104.42
            --------------------------------------------------------

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Management and Services Agreement

     Effective July 1995 and amended June 1996, the Company and Fuel Tech have entered into a Management and Services Agreement (the "Services Agreement") under which Fuel Tech's corporate staff provides certain administrative services, including legal advice and services, risk management, tax advice and preparation of tax returns, centralized cash management and certain technical and other services to the Company. The Company is assessed fees equal to, depending on the type of service, 3% or 10% of the Company's fixed reimbursible costs for these services. The fee may be changed by mutual agreement of the Company and Fuel Tech. Management believes that the charges under the Services Agreement are reasonable and that the terms of the Services Agreement are fair to the Company. The Services Agreement has an initial term expiring December 31, 1997.

License Agreements

     The Company's technology is comprised of patents, patent applications, trade or service marks, data and know-how. A substantial portion of this technology is held under two license agreements effective as of October 28, 1994 from Fuel Tech, for use outside the U.S. and from Platinum Plus, Inc. a subsidiary of Fuel Tech, Inc. for use in the U.S. These agreements which expire in 2008, each provide the Company with an exclusive license, including the right to sublicense the technology. The licenses provide for running royalties commencing in 1998 of 2.5% of gross revenues derived from platinum fuel catalysts. The Company may at any time purchase legal title to the technology and terminate the licenses by payment of the aggregate amount of $12 million to the licensors. The licenses require the Company to maintain the technology at its expense. Either party to either license may terminate the license upon a material breach by the other party which remains uncured 45 days after notice. A material breach by the Company would include failure to pay royalties when due or the bankruptcy or insolvency of the Company.

Loan

     At March 31, 1996 the Company owed Fuel Tech $495,000 under a demand note bearing interest at the rate of 8% per annum. The highest amount of borrowings under this note in 1996 which were for working capital purposes was $745,000.

Registration Rights Agreement

     The Company further agreed under certain circumstances to provide registration rights to Fuel-Tech N.V. for the sale of Company securities held by Fuel-Tech N.V. Such registration rights, if exercised by Fuel Tech, will be at Fuel Tech's cost pro-rata to the number of shares it may sell after exercise.

Relationship with Fuel Tech; Conflicts of Interest

     Directors and officers of Fuel Tech and its subsidiaries who are also directors and officers of the Company and Fuel Tech as the Company's controlling stockholder, are in positions involving the possibility of conflicts of interest with respect to transactions involving the Company.

     The Company and Fuel Tech have entered into contractual arrangements governing certain transactions and relationships between them. These agreements were executed while the Company was a subsidiary or affiliate of Fuel Tech and were not necessarily the result of arm's-length negotiations. Accordingly, there is no assurance that the terms and conditions of these agreements are as favorable to the Company as it could have obtained from independent third parties.

     Six of the Company's officers or directors are employees or directors of Fuel Tech. These persons are also officers of Fuel Tech and Fuel Tech subsidiaries.

     The Company expects to resolve potential conflicts of interest with Fuel Tech on a case-by-case basis, taking into consideration relevant factors including its existing agreements with Fuel Tech, the requirements of NASDAQ/Small-Cap and prevailing corporate practices. Fuel Tech, however, may exercise its influence in its own best interests.

                                    GENERAL

     Management knows of no other matters that may properly be, or are likely to be, brought before the meeting. If other proper matters are introduced, the individuals named as Proxies on the enclosed Proxy Card will vote in their discretion the shares represented by the Proxy Card.

     The Company will provide without charge to each person being solicited by this Proxy Statement, upon written request, a copy of the Annual Report of the Company on Form 10-K for the year ended December 31, 1996, including the financial statements and schedules thereto, as filed with the Securities and Exchange Commission. All such requests should be directed to the undersigned at the above address of the Company.

     Proposals of stockholders intended for inclusion in the proxy statement and proxy to be mailed to all stockholders entitled to vote at the 1998 Annual Meeting of Stockholders of the Company must be received in writing at the above address of the Company on or before December 22, 1997.

                                          By Order of the Board of Directors





                                          Charles W. Grinnell
                                          Secretary
Stamford Connecticut
April 21, 1997

                                                                      EXHIBIT A

                        CLEAN DIESEL TECHNOLOGIES, INC.
                              1994 INCENTIVE PLAN
                       As amended through August 8, 1996

1. Purpose and Effective Date

     The purpose of this 1994 Incentive Plan of Clean Diesel Technologies, Inc., a Delaware corporation ("the Corporation") is to further the interests of the Corporation and its shareholders by providing incentives in the form of awards to such directors, officers, employees, consultants or advisors to the Corporation as the directors shall determine are key to the continued success and profitability of the Corporation. The Plan is intended to retain Participants with significant training, experience and ability; to attract new Participants whose services are considered valuable; and to encourage such Participants to acquire a proprietary interest in the Corporation. So that the maximum incentive can be provided each Participant in the Plan by granting to such participant an Award best suited to the circumstances, the Plan provides for granting, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Shares, Performance Awards, Bonuses, Other Awards, or any combination of the foregoing.

     This Plan shall become effective upon its adoption by the Board, subject to approval within one (1) year of such adoption by the Corporation's shareholders, and shall remain effective until terminated by resolution of the Board.

2. Definitions

   As used in this Plan:

        (1) "Award" means the grant hereunder, and by consent of the Participant, awards or options granted previously by the Corporation of any form of Option, Stock Appreciation Right, Restricted Share, Performance Award, Other Award, Bonus, or any other form of Share based or non-Share based Award.

        (2) "Award Agreement" means a written agreement between the Corporation and a Participant that sets forth the terms, conditions and limitations applicable to an Award.

        (3) "Beneficiary" means, where a Participant is with respect to any Award not forfeitable by its terms on the death of the Participant entitled to any unpaid portion thereof, such person or persons entitled thereto under the Participant's will or under the laws of descent and distribution.

        (4) "Board" means the Board of Directors of the Corporation.

        (5) "Bonus" means any payment under Section 6.5.

        (6) "Change in Control" has the meaning set forth in Section 8.

        (7) "Code" means the United States Internal Revenue Code of 1986, as amended and in effect from time to time, or any successor statute.

        (8) "Committee" means the Committee of the Board or any successor committee as described in Section 3.1, or, if there shall be no such Committee, the Board.

        (9) "Corporation" means Clean Diesel Technologies, Inc., a Delaware corporation, or any successor corporation, and its subsidiaries and affiliates, incorporated or otherwise, in which the Corporation shall own directly or indirectly at least fifty percent (50%) of the interests.

       (10) "Employee" means any individual who is a salaried employee on the payroll of the Corporation.

       (11) "Exchange Act" means the Securities Exchange Act of 1934, as amended and in effect from time to time, or any successor statute.

       (12) "Fair Market Value Per Share" in reference to the common stock of the Corporation means such value as shall be determined by the Board or a Committee thereof, as the case may be, responsible from time to time for the administration of the Plan.

       (13) "Non-Qualified Stock Option" shall mean a stock option which is not an Incentive Stock Option within the meaning of Section 422 of the Code.

       (14) "Option" means an Award to purchase Shares granted pursuant to
   Section 6.1.

       (15) "Participant" means any director, officer, employee, consultant or advisor who is granted an Award under this Plan. Except that consultants and advisors shall not include those rendering services in connection with the offer or sale of the Corporation's securities in a capital raising transaction.

       (16) "Performance Award" has the meaning described in Section 6.4.

       (17) "Plan" means this 1994 Incentive Plan of Clean Diesel technologies, Inc., as amended from time to time.

       (18) "Restricted Shares" means Shares which have certain restrictions attached to the ownership thereof, which may be issued under Section 6.3.

       (19) "Retirement" means termination of a Participant's employment with the Corporation by retirement under the normal, mandatory, early and applicable age plus service or other provision of the applicable retirement plan of the Corporation or a subsidiary or affiliate of the Corporation, or, if there shall be no such plan or plans, then under such procedures as the Company or its subsidiaries and affiliates may from time to time establish.

       (20) "Rule 16b-3" means such rule as promulgated by the Securities and Exchange Commission under the Exchange Act as now in force or as such regulation or successor regulation shall be hereafter amended.

       (21) "Shares" mean shares of common stock of the Corporation.

       (22) "Share Unit" means the right to receive a payment equivalent in value to one Share on the date of payment.

       (23) "Stock Appreciation Right" means a right which may be issued under
   Section 6.2, the value of which is determined relative to the appreciation in value of Shares.

       (24) "Totally Disabled" means a condition of a Participant found by a qualified physician selected by the Corporation to be that as described in
   Section 22(e)(3) of the Code or as such Section or successor section shall be hereafter amended.

       (25) "Non-Employee Director" means a director as defined in Rule 16b-3.

3. Administration

   3.1 Committee

       (a) This Plan shall be administered by the Board. The Board may, however, appoint a Committee to administer the Plan which shall consist of not less than a sufficient number of Non-Employee Directors so as to qualify the Committee to administer this Plan as contemplated by Rule 16b-3 and to that end the Board may limit the participation of Committee members in the Plan to formula based or other awards. The Board may remove members from or add members to the Committee. Vacancies on the Committee shall be filled by the Board.

       (b) To the extent permitted by Section 13.3, the Board or Committee is authorized to (i) determine the persons who shall be Participants in the Plan and which Awards shall be granted to Participants, (ii) establish, amend and rescind rules, regulations and guidelines relating to the Plan as it deems appropriate, (iii) interpret and administer the Plan, Awards and Award Agreements, (iv) establish, modify and terminate terms and conditions of Award Agreements, (v) grant waivers and accelerations of Plan, Award and Award Agreement restrictions and (vi) take any other action necessary for the proper administration and operation of the Plan.

       (c) The Board or Committee may designate persons and entities other than its members, including but not limited to, any successor committee, the Chief Executive officer, and the Corporate Secretary, to carry out any of its responsibilities under and described in this Plan, under such conditions or limitations as the Board or Committee may establish, other than its authority with regard to participants, if any, who are subject to Section 16 of the Exchange Act.

     3.2 Effect of Determinations

     Determinations of the Board or Committee and its designees shall be final, binding and conclusive on the Corporation, its stockholders, Employees and Participants. No member of the Board or Committee or any of its designees shall be personally liable for any action or determination made in good faith with respect to this Plan, any award, or any Award Agreement.

4. Eligibility

     Persons eligible for Awards under this Plan shall consist of key managerial and other directors, officers, employees, consultants or agents who possess valuable experience and skills and have contributed, or can be expected to contribute, materially to the success and profitability of the Corporation. The Board or Committee shall determine which persons shall be Participants, the types of Awards to be made to Participants and the terms, conditions and limitations applicable to the Awards.

5. Shares Subject to This Plan

     5.1 Maximum Number of Shares

     The maximum number of Shares available for Awards under this Plan in each calendar year during any part of which this Plan shall be in effect shall be such fixed amount of shares as the Board shall from time to time determine but not more than twelve and one half percent (12.5%) of the issued and outstanding shares of the Corporation. Treasury stock shall not be deemed to be issued and outstanding. Any and all such Shares may be issued in respect of any of the types of Awards.

     5.2 Share Accounting

     Shares related to Awards that are forfeited, terminate, expire unexercised, exchanged, settled in cash in lieu of Shares or settled in such other manner so that a portion or all of the Shares included in an Award are not issued to a Participant shall be available for other Awards. Any Shares not so used shall be available for further Awards; provided, however, that in any calendar year no more than the amount determined under Section 5.1 above, shall be available for Awards. Shares issued under this Plan shall be authorized and unissued Shares or Shares reacquired by the Corporation, as determined by the Committee. No fractional Shares shall be issued under this Plan.

6. Awards

     (a) Awards may include, but are not limited to, those described in this
Section 6. Awards may be granted singly, in combination, or in tandem with other Awards. Subject to the other provisions of this Plan, Awards may also be made in combination or in tandem with, in replacement of, or as alternatives to, grants or rights under this Plan and any other plan of the Corporation, including any plan of any acquired entity and for the benefit of any present or former director, officer, consultant or agent of such acquired entity. Subject to the terms of the Awards described in this Section 6 and the related Award Agreement, the form of payment for Awards may be in cash, in Shares, in Share Units, or such other form as determined by the Board or the Committee, and may be made partly in one form and partly in one or more other forms, all as determined by the Committee. Except as otherwise provided in this Plan, Awards shall be evidenced by Award Agreements, the terms of which may be amended or accelerated by the Board or Committee following the grant of any Award and need not be uniform among Participants. Except as otherwise provided in this Plan, Awards shall be granted for such minimum consideration as is required by applicable law, rules and regulations, including without limitation, the then applicable Rule 16b-3, and such additional consideration, if any, as may be determined by the Committee.

     (b) Notwithstanding anything contained in this Plan, if required by the then applicable Rule 16b-3 or any successor provision, any "equity security" awarded pursuant to this Plan to any participant who is subject to Section 16 of the Exchange Act must be held by the Participant for at least six (6) months after the award thereof. In addition, if required by the then applicable Rule 16b-3 or any successor provision, with respect to any Participant who is subject to Section 16 of the Exchange Act, at least six (6) months must elapse from the date of acquisition of a "derivative security" hereunder to the date of disposition of such security. The terms "equity security" and "derivative security" shall have the meanings described in the then applicable Rule 16b-3.

     6.1 Options

     Options may be granted under this Plan from time to time. If Options are granted they shall be upon the following terms and conditions with such additional terms and conditions, not inconsistent with the provisions of this Plan, as the Board or Committee in its discretion shall deem desirable:

       (a) Options shall be Non-Qualified Stock Options.

       (b) The option price per Share for all Options shall be not less than one hundred per cent (100%) of the Fair Market Value Per Share on the date the Option is granted.

       (c) Award Agreements for Options shall conform to the requirements of this Plan, and may contain such other provisions as the Committee shall deem advisable.

       (d) Award Agreements for Options shall specify when an Option may be exercisable. An option may be exercised, in whole or in part, by giving written notice of exercise to the Corporation specifying the number of Shares to be purchased. Shares purchased upon exercise of an Option shall be paid for in full at the time the Option is exercised in cash or, with the consent of the Board or Committee, in Shares. Payment may also be made in any other manner or form approved by the Board or Committee, consistent with applicable law, regulations and rules.

       (e) A holder of an Option shall have no rights as a stockholder with respect to any Shares covered by such Option unless and until the date of the issuance of the stock certificate for such Shares.

       (f) (i) If, after completion of any required period of continuous employment or affiliation in order to exercise an Option as provided in an Award Agreement, a Participant dies while employed by the Corporation, such Option shall be exercisable by the Beneficiary thereof, but after the date of death of the Participant only within the period specified in the Award Agreement which shall not be later than the expiration date of the Option.

         (ii) Following the death of a Participant, the Board or Committee may at its discretion, upon the request of such Participant's Beneficiary who holds an exercisable Option and in consideration of the surrender of such Option, pay the amount by which the Fair Market Value per Share on the date of such request shall exceed the Option price per Share multiplied by the number of Shares as to which the request was made.

       (g) If, after completion of any required period of continuous employment in order to exercise an Option as provided in an Award Agreement, a Participant is Totally Disabled or retires, such Option shall be exercisable by the Participant, but only within the period specified in the Award Agreement.

     6.2 Stock Appreciation Rights

     Stock Appreciation Rights may be granted under this Plan from time to time. If Stock Appreciation Rights are granted they shall be upon the following terms and conditions, and such additional terms and conditions, not inconsistent with the provisions of this Plan, as the Board or Committee in its discretion shall deem desirable:

       (a) A Stock Appreciation Right may be granted in tandem with part or all of, in addition to, or completely independent of, an Option or any other Award under this Plan. A Stock Appreciation Right issued in tandem with an Option may be granted at the time of grant of the related Option or at any time thereafter during the term of the Option.

       (b) Award Agreements for Stock Appreciation Rights shall conform to the requirements of this Plan and may contain such other provisions (including but not limited to, the permitted form of payment for the exercise of the Stock Appreciation Right, the requirement of employment for designated periods of time prior to exercise and the ability of the Board or Committee to revoke Stock Appreciation Rights which are issued in tandem with options without compensation to the Participant) as the Board or Committee shall deem advisable.

       (c) Stock Appreciation Rights issued in tandem with Options shall be subject to the following:

          (i) Stock Appreciation Rights shall be exercisable at such time or times and to the extent, but only to the extent, that the Option to which they relate shall be exercisable.

          (ii) Upon exercise of Stock Appreciation Rights the holder thereof shall be entitled to receive a number of Shares equal in aggregate value to the amount by which the Fair Market Value Per Share on the date of such exercise shall exceed the option price per Share of the related Option, multiplied by the number of Shares in respect of which the Stock Appreciation Rights shall have been exercised.

          (iii) All or any part of the obligation arising out of an exercise of Stock Appreciation Rights may, at the discretion of the Board or Committee, be settled by the payment of cash equal to the aggregate value of the Shares (or a fraction of a Share) that would otherwise be delivered under Section 6.2(c)(ii).

          (iv) Upon exercise of Stock Appreciation Rights the unexercised tandem options of the Participant shall automatically terminate upon the exercise of such Stock Appreciation Rights.

          (v) Stock Appreciation Rights issued in tandem with Options shall automatically terminate upon the exercise of such Options.

     6.3 Restricted Shares

     Awards of Restricted Shares may be granted under this Plan from time to time. If Awards of Restricted Shares are granted they shall be upon the following terms and conditions and such additional terms and conditions, not inconsistent with the express provisions of this Plan, as the Committee in its discretion shall deem desirable:

       (a) Restricted Shares are Shares which are subject to such terms, conditions and restrictions as the Board or Committee deems appropriate, which may include restrictions upon the sale, assignment, transfer or other disposition of the Restricted Shares and the requirement of forfeiture of the Restricted Shares upon termination of employment under certain specified conditions. The Board or Committee may condition the lapsing of restrictions on part or all of an Award of Restricted Shares upon the attainment of specific performance goals or such other factors as the Board or Committee may determine. Awards of Restricted Shares may be granted for no cash consideration or for such minimum consideration as may be required by applicable law.

       (b) Award Agreements for Restricted Shares shall conform to the requirements of this Plan, and may contain such other terms and conditions (including but not limited to, a description of a period during which the Participant may not transfer the Restricted Shares and limits on encumbering the Restricted Shares during such period) as the Board or Committee shall deem desirable. To the extent permitted by Section 13.3 hereof, the Board or Committee may provide for the lapse of any such term or condition in installments and may accelerate or waive any such term or condition in whole or in part, based on service, performance and/or such other factors or criteria as the Board or Committee may determine.

       (c) Award Agreements for Restricted Shares shall provide that the stock certificates representing Restricted Shares shall be legended, that such certificates be held by a custodian or the Corporation, or that there be other mechanisms for maintaining control by the Corporation of the Restricted Shares until the restrictions thereon are no longer in effect. After the lapse, waiver or release of the restrictions imposed pursuant to the Award Agreement on any Restricted Shares, the Corporation shall cause to be issued in the Participant's name a stock certificate evidencing the Restricted Shares with respect to which the restrictions have lapsed or been waived or released, free of any legend, and shall cause such stock certificate to be delivered to the Participant.

       (d) Except as otherwise provided in this Plan or in the Award Agreement, the participant shall have, with respect to Awards of Restricted Shares, all of the rights of a shareholder of the Corporation, including the right to vote the Restricted Shares and the right to receive any cash or stock dividends on such Restricted Shares. The Board or Committee may provide that the payment of cash dividends shall or may be deferred. Any reinvestment of deferred cash dividends shall be as determined by the Board or Committee. Stock dividends issued with respect to restricted Shares shall be Restricted Shares and shall be subject to the same terms, conditions and restrictions that apply to the Restricted Shares with respect to which such dividends are issued. Any additional Shares issued with respect to cash or stock dividends shall not be counted against the maximum number of Shares for which Awards may be granted under this Plan as set forth in Section 5.

       (e) If the employment of a Participant is terminated prior to the lapse of restrictions on Restricted Shares because the Participant dies, becomes Totally Disabled or retires involuntarily the restrictions on all Restricted Shares awarded to a participant shall lapse on the date of such termination.

     6.4 Performance Awards

     Performance Awards may be granted under this Plan from time to time. If Performance Awards are granted they shall be upon the following terms and conditions and such additional terms and conditions, not inconsistent with the express provisions of this Plan, as the Board or Committee in its discretion shall deem advisable:

       (a) Performance Awards are Awards which are based upon the long-term performance of all or a portion of the Corporation or which are based upon the long-term individual performance of a Participant. Performance Awards may be in the form of performance units, performance shares and such other forms of Performance Awards which the Board or Committee shall determine to be desirable. Performance Awards are Awards which are granted to participants contingent upon (i) the future performance of all or a portion of the Corporation which may include, without limitation, performance relative to a group of companies in the same or related industries, achievement of specific business objectives, attainment of certain growth rates, profitability goals and such other measurements as the Board or Committee determines to be appropriate, (ii) the future performance of a Participant, which may include, without limitation, attainment of specified goals and objectives and such other measurements as the Board or Committee determines to be appropriate,
   (iii) the future performance of a combination of all or a portion of the Corporation and a participant, or (iv) such other measurements and criteria as may be considered appropriate by the Board or Committee. Performance Awards may contain multiple performance measurements.

       (b) Award Agreements for Performance Awards shall conform to the requirements of this Plan and may contain such other terms and conditions as the Board or Committee shall deem desirable, including but not limited to, applicable performance measurements, a description of whether performance measurements are to be used singly or in combination, a description of whether different performance measurements may be used for different performance periods, the length of performance periods, the ability of the Board or Committee to amend and adjust measurements, payouts and performance periods of performance Awards and any requirements of employment during performance periods.

       (c) Award Agreements for Performance Awards shall provide for a required minimum period of continuous employment during a performance period of a Performance Award. If such minimum period of continuous employment shall have elapsed, the Award Agreement may provide, or the Board or Committee may determine, the portion of the payment of the Performance Award which participant or the Participant's beneficiary, as applicable, is to receive at the end of the performance period.

     6.5 Bonuses

     Bonuses may be granted under this Plan from time to time on an annual or one-time basis. The amount of Bonuses which may be awarded shall be as determined by the Board or Committee. The Board or Committee may establish a basis upon which aggregate Bonus expenditures for any year shall be determined, which may include measurements of financial performance of the Corporation or of a unit or department thereof, relative performance of the Corporation or of a department thereof within the same or related industries, competitive compensation considerations and other measurements and criteria.

       (a) Each Bonus may be made at the discretion of the Board or Committee either in cash, in Shares, in Share Units, or in another form as determined by the Board or Committee and may be made partly in one form and partly in one or more other forms. In the case of an Award of a Bonus in Shares or Share Units, the number shall be determined by using the Fair Market Value Per Share on the date of the Award of the Bonus.

       (b) The payment of any Bonus shall be subject to such obligations or conditions as the Board or Committee may specify in making or recommending the Award of the Bonus, but Bonuses need not be evidenced by Award Agreements.

       (c) When payment of all or part of a Bonus is deferred in the form of Shares or Share Units, the account of the Participant to whom the Bonus was made will be credited with an amount per Share equal to the dividends payable on each issued and outstanding Share ("dividend equivalents"). Amounts thus credited shall, in the discretion of the Board or Committee, either:

          (i) be paid in cash as and when each such credit shall be made, or

          (ii) be credited in Shares or Share Units, with the number determined by using the Fair Market Value Per Share on the date of the dividend payment and delivered in such form and at such time or times as may be determined by the Committee.

       (d) When payment of all or part of a bonus is deferred in cash, the Committee may provide that the account of the Participant to whom the Bonus was made shall be credited with amounts equivalent to interest ("interest equivalents"). Amounts thus credited shall be at the rate determined by the Committee.

       (e) Any Bonus payable in Shares may, in the discretion of the Board or Committee, be paid in cash, on each date on which payment in Shares would otherwise have been made, in an amount equal to the Fair Market Value Per Share on each such date, multiplied by the number of Shares which would otherwise have been paid on such date.

       (f) Bonuses may be awarded in Share Units in accordance with the following terms and conditions and such other terms and conditions as the Board or Committee may impose:

          (i) The number of Share Units awarded with respect to any Bonus shall be the number determined by using the Fair Market Value Per Share on the date of the Award of the Bonus.

          (ii) Any Bonus made in Share Units may, in the discretion or on the recommendation of the Board or Committee, be paid in Shares on each date on which payment in cash would otherwise be made.

       (g) In lieu of the foregoing forms of payment of Bonuses, the Board or Committee may specify or recommend any other form of payment which it determines to be of substantially equivalent economic value to the cash value of the Bonus including, without limitation, forms involving payments to a trust or trusts for the benefit of one or more Participants.

       (h) Each payment of a Bonus that is to be made in cash shall be from the general funds of the Corporation or its respective subsidiary or affiliate, as the case may be.

       (i) In the event of the death of a Participant to whom a Bonus is to be or shall have been made, the Bonus or any portion thereof remaining unpaid shall be paid to such Participant's Beneficiary under the Participant's will or pursuant to the relevant laws of descent and distribution.

     6.6 Other Awards

     (a) The Board or Committee may grant other Share based Awards under this Plan, including without limitation, those Awards pursuant to which Shares are or may in the future be acquired, Awards denominated in Share Units, securities convertible into Shares and dividend equivalents. The Board or Committee shall determine the terms and conditions of such other Share based Awards. Shares issued in connection with such other Share based Awards shall be issued for such minimum consideration as shall be required by applicable law, rules and regulations, including the then applicable Rule 16b-3, and such additional consideration, if any, as may be determined by the Board or Committee.

     (b) The Board or Committee may also grant other non-Share based Awards under this Plan and shall determine the terms and conditions of such other non-Share based Awards in tandem or combination with other Awards or each other, in exchange of other Awards, or in tandem or combination with, or as alternatives to grants or rights under any other employee plan of the Corporation, including any plan of any acquired entity. The Board or Committee shall have the authority to determine the Participants for such Awards and all other terms and conditions of such other Awards. No amendment of this Plan is required for the creation of another type of Award.

7. Adjustments Upon Changes in Capitalization

     (a) Subject to any required action by the Corporation's stockholders, in the event of a reorganization, recapitalization, stock split, stock dividend, exchange of Shares, combination of Shares, merger, consolidation or any other change in corporate structure of the Corporation affecting the Shares, or in the event of a sale by the Corporation of all or a significant part of its assets, or any distribution to its shareholders other than a normal cash dividend, the Board or Committee may make appropriate adjustment in the number, kind, price and value of Shares authorized by this Plan and any adjustments to outstanding Awards as it determines appropriate so as to prevent dilution or enlargement of rights.

     (b) The existence of an Award under this Plan shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks, ahead of or affecting the Stock or rights thereunder or convertible thereto, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding, whether of a similar character or otherwise.

     (c) Awards granted hereunder prior to June 30, 1995 with respect to Shares shall be adjusted as to the number thereof, in the event of the issuance or reacquisition of Shares for any reason by the Corporation, so as to maintain the ratio of the number of Shares with respect to such Awards outstanding on June 30, 1995 to the number of the Corporations's issued and outstanding Shares on such date; provided, however, that (i) where the Corporation shall issue securities convertible into Shares or options or warrants for purchase of Shares, no such adjustment shall be required until the conversion of securities into or the purchase of Shares and (ii) upon any such adjustment the exercise price of additional Shares upon a Participant's Award shall be the purchase price (or fair market value of consideration therefor) of Shares issued which initiated the adjustment and the Shares originally granted by the Award shall carry the original exercise price therof. This Section 7 (c) shall expire and be of no further force and effect after the first public offering of common stock of the Corporation. The adjustments contemplated by this Section, however, shall be effected with respect to shares issued in such public offering. A "Public Offering" shall mean shares issued only pursuant to an effective registration statement filed with the Securities and Exchange Commission.

8. Change in Control

     8.1 Definition of Change in Control

     A "Change in Control" shall be deemed to have occurred if any one or more of the events described in paragraphs (a), (b) or (c) below occurs.

     (a) Any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (including any group of persons with which any person or its affiliates or associates, as such terms are defined in Rule 12b-2 under the Exchange Act has any agreement, arrangement or understanding, oral or written, regarding the acquiring, holding, voting or disposing of any of the Corporation's securities, but excluding a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation) (i) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing fifty one percent (51%) or more of the combined voting power of the Corporation's then outstanding securities (hereinafter referred to as an "Acquiring Person"); or

     (b) In any two year period persons being a majority of the Board shall cease to be so unless the nomination of the new directors during such period was approved by at least a majority of the directors then still in office who were directors at the beginning of the period; or

     (c) A consolidation or merger or "Business Combination," as that term is defined as of the effective date of this Plan in Section 203(c)(3) of The General Corporation Law of Delaware, of the Corporation shall occur (with the term "interested shareholder" as used in that Section being deemed to refer to an Acquiring Person) in which the Corporation is not the surviving Corporation and pursuant to which the Corporation's shares are converted to cash, securities or other property, but not a business combination where shareholders of the Corporation prior to the business combination have substantially the same proportionate ownership in a business entity after the merger; or

     (d) The Shareholders of the Corporation shall approve any plan for liquidation or dissolution of the Corporation not otherwise involving a transaction where shareholders of the Corporation prior to the transaction have substantially the same proportionate ownership of a business entity after the transaction.

     (e) In no event, however, shall a Change in Control be deemed to have occurred with respect to a Participant, if that Participant is part of an Acquiring Person which consummates the Change in Control transaction. A Participant shall be deemed "part of an Acquiring Person" for purposes of the preceding sentence if the Participant is an equity participant or has agreed to become an equity participant in the Acquiring Person (except for (i) passive ownership of less than three percent of the securities of the Acquiring Person; or (ii) ownership of equity participation in the Acquiring Person which is otherwise not deemed to be significant, as determined prior to the Change in Control by a majority of the disinterested Continuing Directors).

     8.2 Effect of Change in Control

     Upon the occurrence of an event of Change in Control, unless otherwise with respect to any Award specifically prohibited by the terms of the second paragraph of Section 6:

       (a) Any and all Options and Stock Appreciation Rights shall become immediately exercisable.

       (b) Any restriction periods and restrictions imposed on Restricted Shares (except such as may be required by relevant securities laws) shall lapse, and within ten (10) business days after the occurrence of a Change in Control, the stock certificates representing Restricted Shares, without any restrictions or legend thereon (except a legend as may be required by relevant securities laws), shall be delivered to the applicable Participants;


       (c) The goal, objective, target value or the like, attainable under all performance Awards shall be deemed to have been fully earned for the entire performance period as of the effective date of the Change in Control, except that all performance Awards which shall have been outstanding less than six
   (6) months on the effective date of the Change in Control shall not be deemed to have earned the goal, objective, target value, or the like; and

       (d) Subject to Section 14.3 hereof, all such other actions and modifications to the Awards as determined by the Board or Committee to be appropriate before the Change in Control of the Corporation shall become effective.

9. Relationship of the Plan to Benefit Plans

     The amount of Bonuses to any Participant under this Plan shall be eligible for inclusion in the Participant's earnings base for the purpose of determining the benefits to which the Participant is entitled under retirement, pension, excess benefit, thrift, savings, profit-sharing, insurance, long-term disability and other benefit plans, if any, of the Corporation as determined by the Board or Committee. No other income of a Participant attributable to this Plan shall be included in the Participant's earnings for purposes of any benefit plan in which the Participant may be eligible to participate.

10. Effect of the Plan On Right to Continued Employment and Interest in Particular Property

     (a) None of the existence of this Plan, any Awards granted pursuant hereto or any Award Agreement shall create any right to continued employment of any Participant by the Corporation. No Participant shall have, under any circumstances, any interest whatsoever, vested or contingent, in any particular property or asset of the Corporation or in any particular Share or Shares of the Corporation that may be held by the Corporation (other than Restricted Shares held by a custodian) by virtue of any Award. A Participant may be granted additional Awards under this Plan under such circumstances and at such times as the Board or Committee may determine; provided, however, that no Participant shall be entitled to any Award in the absence of a specific grant by the Board or Committee of an Award, notwithstanding the prior grant of an Award to such Participant.

     (b) This Plan shall not be deemed a substitute for, and shall not preclude the establishment or continuation of any other plan, practice or arrangement that may now or hereafter be provided for the payment of compensation, special awards or benefits to directors, officer, employees, consultants and agents of the Corporation and its subsidiaries generally, or to any class or group of employees, including without limitation, any retirement, pension, excess benefit, thrift, savings, profit-sharing, insurance, long-term disability, health care plans or other employee benefit plans. Any such arrangements may be authorized by the Corporation and payment thereunder made independently of this Plan.

11. Withholding Taxes and Deferrals

     11.1 Cash Withholding

     The Corporation and its participating subsidiaries shall have the right to deduct from any cash payment made under Awards under this Plan any federal, state, provincial or local income, or other taxes required by law to be withheld with respect to such payment or to take such other action as may be necessary in the opinion of the Corporation to satisfy all obligations for the payment of such taxes.

     11.2 Share Withholding

     Any Share based Award may provide by the grant thereof that the recipient of such Award may elect, in accordance with any applicable laws, rules and regulations, to pay a portion or all of the amount of such minimum required withholding taxes in Shares. In such event, the Participant shall authorize the Corporation to withhold, or shall agree to deliver to the Corporation, Shares owned by such Participant or a portion of the Shares that otherwise would be distributed to such Participant, having a Fair Market Value equal to the amount of withholding tax liability.

     11.3 Deferrals

     The Board or Committee may require or permit a Participant to defer such Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise, the satisfaction of any requirements or goals or lapse or waiver of restrictions of an Award made under this Plan. If any such deferment election is required or permitted, the Board or Committee shall establish rules and procedures for such payment deferrals.

12. Compliance With Applicable Legal Requirements

     No certificate for Shares distributable pursuant to this Plan shall be issued and delivered unless the issuance of such certificate complies with all applicable legal requirements including, without limitation, compliance with the provisions of applicable state securities laws, the Securities Act of 1933, as amended from time to time or any successor statute, the Exchange Act and the requirements of the exchanges on which Shares may, at the time, be listed, and the provisions of any foreign securities laws or the rules of foreign securities exchanges, where applicable.

13. Amendments

     13.1 Plan Amendments

     The Board may, insofar as permitted by law, from time to time, with respect to any Shares at the time not subject to Awards, suspend or discontinue this Plan or revise or amend it in any respect whatsoever, provided, however, unless the Committee or the Board, as appropriate, specifically otherwise provides, any revision or amendment that would cause this Plan to fail to comply with any requirement of applicable law, regulation or rule if such amendment were not approved by the stockholders of the Corporation shall not be effective unless and until the approval of the stockholders of the Corporation is obtained.

     13.2 Award Amendments

     Subject to the terms and conditions and within the limitations of this Plan, the Board or Committee may amend, cancel, modify, or extend outstanding Awards granted under this Plan.

     13.3 Rights of Participants

     No amendment, suspension or termination of this Plan nor any amendment, cancellation or modification of any outstanding Award or Award Agreement that would adversely affect the right of any Participant with respect to an Award previously granted under this Plan will be effective without the written consent of the affected participant. Such written consent may be obtained simultaneously with the grant of any Award.

     13.4 Rule 16b-3

     This Plan is intended to comply with Rule 16b-3 with respect to Participants, if any, who are subject to
Section 16 of the Exchange Act and in the event that the Corporation shall become subject to said Section 16. Should the requirements of Rule 16b-3 change, the Board or the Committee, as appropriate, may amend the Plan to comply with the requirements of the amended Rule 16b-3 or its successor provision or provisions.

14. Miscellaneous Provisions

     14.1 Awards in Various Countries

     The Board or Committee shall have the authority to adopt such modifications, procedures and subplans as may be necessary or desirable to comply with provisions of the laws of various countries in which the Corporation or its subsidiaries may operate to assure the viability of the benefits of Awards made to participants employed in such countries and to meet the objectives of this Plan.

     14.2 Transferability

     (a) Awards may not be pledged or assigned and may otherwise be transferred only to the extent provided herein or in an Award Agreement not inconsistent herewith, provided, however, that an Option or Stock Appreciation Right or any other benefit or Award hereunder deemed to be a derivative security shall not be transferable other than by will or the laws of descent and distribution and shall be exercisable during a Participant's lifetime only by him or by his guardian or legal representative or pursuant to a "qualified domestic relations order" as defined by the Code, or such order under the laws of other jurisdictions as shall be similar in effect to a qualified domestic relations order.

     (b) Notwithstanding the foregoing, however, a Participant may, with the consent of the Board or Committee and subject to such terms and conditions as they may impose, assign or transfer an Award to or among immediate family members, their issue or spouses or to a trust or family partnership of which such immediate family members, their issue or spouses, are beneficiaries or partners, as the case may be.

     14.3 Cancellation of Awards

     Except as otherwise provided in this Plan or in applicable Award Agreements, the terms of which need not be uniform among Participants, if a participant to whom an Award is granted ceases to be employed by the Corporation all of such Participant's unexercised Awards and Awards on which there are restrictions shall be immediately canceled.

     14.4 Arbitration; Governing Law

     (a) The Shares are registered in the United States under the Exchange Act and are listed for trading on the United States stock exchange known as The NASDAQ Stock Market, Inc. Any and all disputes whatsoever between a Participant and the Corporation concerning the administration of this Plan, the interpretation and effect of an Award Agreement or of this Plan or the rights of a Participant under an Award Agreement shall be finally determined before one neutral arbitrator in the City of Stamford, Connecticut, U.S.A. under the rules of commercial arbitration of the American Arbitration Association then in effect and judgment upon any award by such arbitrator may be entered in any Court having jurisdiction or application may be made to such court for a judicial acceptance of the award and an order of enforcement, as the case may be. The arbitrator hereunder shall have no power or authority to award consequential, punitive or statutory damages.

     (b) This Plan, its administration and all Awards granted hereunder, the terms and provisions of any related Award Agreements and the rights of all Participants shall be governed and interpreted in accordance with the laws of Connecticut U.S.A.

PROXY                                                                 PROXY

                      SOLICITED BY THE BOARD OF DIRECTORS
                        CLEAN DIESEL TECHNOLOGIES, INC.
                 Annual Meeting of Stockholders - June 11, 1997

     The undersigned hereby appoints Ralph E. Baily, Jeremy D. Peter-Hoblyn and Lee K. Tinto, and each of them, with full power of substitution, proxies for the undersigned and authorizes them to represent and vote, as designated on the reverse side, all of the shares of Common Stock of Clean Diesel Technologies, Inc. (the "Company") which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held at the Stamford Sheraton Hotel, First Stamford Place, Stamford, Connecticut 06901 at 10:00 a.m., on Wednesday, June 11, 1997, and at any adjournments or postponements of such meeting, for the following purposes and with discretionary authority as to any other matters that may properly come before the meeting all in accordance with and as described in the Notice of Meeting and accompanying Proxy Statement. The Board of Directors recommends a vote for all nominees for election as director and for proposals 2 and 3 and, if no direction is given, this proxy will be voted for all nominees and for such proposals.



               IMPORTANT - TO BE SIGNED AND DATED ON REVERSE SIDE

--------------------------------------------------------------------------------

                                                            Please mark
                                                            your votes as
                                                            indicated in    [x]
                                                            this example.

1. Election as Directors of Ralph E. Baily, John A. de Havilland, Kent D.S. Durr, Charles W. Grinnell, Jeremy D. Peter-Hoblyn and James M. Valentine.

FOR all nominees                             WITHHOLD
listed above (except                         AUTHORITY
as marked to the                             to vote for all nominees
contrary)                                    listed above
 [ ]                                          [ ]

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below:

-------------------------------------------------------

2. Approve the appointment of Ernst & Young LLP as independent auditors for the year 1997.

         FOR                      AGAINST                  ABSTAIN
         [ ]                        [ ]                      [ ]

3. Approve the amendment of the 1994 Incentive Plan of the Company ("the Plan") to increase the percentage of outstanding shares of the Company to 17 1/2% to determine the number of shares available for the granting of awards to Participants under the Plan.

         FOR                      AGAINST                  ABSTAIN
         [ ]                        [ ]                      [ ]

Dated ____________________________, 1997

________________________________________

________________________________________
      Signature of Stockholder

Please sign exactly as name appears. If acting as attorney, executor, trustee or in other representative capacity, sign name and title.